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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):               February 6, 2002

                            UNUMPROVIDENT CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                     1-11834                62-1598430
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


   1 Fountain Square                                       2211 Congress Street
Chattanooga, Tennessee  37402                             Portland, Maine  04122

                    (Address of principal executive offices)

                                 (423) 755-1011
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)






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                                      INDEX

Item 5.  Other Events

    (a) On February 6, 2002, the Company issued a press release reporting the Company's fourth quarter earnings which is incorporated herein by reference and attached hereto as
         Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UnumProvident Corporation
                                       (Registrant)


Date:  February 11, 2002               /s/ F. Dean Copeland
                                       ------------------------------
                                       F. Dean Copeland
                                       Executive Vice President - Legal and
                                       Administrative Affairs


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                                INDEX TO EXHIBITS

EXHIBIT

99.1     UnumProvident Corporation press release dated February 6, 2002.